Exhibit 32.1
CERTIFICATION PURSUANT TO
18 U.S.C. §1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
In connection with the Quarterly Report of Lakes Entertainment, Inc. (the “Company”) on Form 10-Q for the period ended July 2, 2006 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Lyle Berman, Chief Executive Officer of the Company, and Timothy J. Cope, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:
      1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
      2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Lyle Berman

Lyle Berman
Chief Executive Officer

/s/ Timothy J. Cope

Timothy J. Cope
President and Chief Financial Officer
August 10, 2006